UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BLACKSTONE MORTGAGE TRUST, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts! BLACKSTONE MORTGAGE TRUST, INC. 2026 Annual Meeting Vote in advance by June 25, 2026 11:59 PM Eastern Time BLACKSTONE MORTGAGE TRUST, INC. 345 PARK AVENUE NEW YORK, NY 10154 V96663-P51642 You invested in BLACKSTONE MORTGAGE TRUST, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 26, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to June 12, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and June 26, 2026 9:00 AM Eastern Time vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/BXMT2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Election Of Directors Nominees: 01) Timothy S. Johnson 06) Michael B. Nash For 02) F. Austin Peña 07) Henry N. Nassau 03) Leonard W. Cotton 08) Gilda Perez-Alvarado 04) Jean Hsu 09) Lynne B. Sagalyn 05) Nnenna Lynch 2. Ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for For the fiscal year ending December 31, 2026. 3. Advisory Vote on Executive Compensation: To approve in a non-binding, advisory vote, the compensation paid to our For named executive officers. NOTE: To consider and act upon any other matters which may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V96664-P51642